EXECUTION VERSION
AMENDMENT NO. 9 TO CREDIT AGREEMENT
dated as of December 6, 2024,
between
NOVELIS INC.,
as Borrower of Tranche A-1 Term Loans,
NOVELIS ALR ALUMINUM HOLDINGS CORPORATION
(f/k/a Aleris Corporation),
as Co-Borrower of the Tranche A-2 Term Loans,
AV MINERALS (NETHERLANDS) N.V.,
as Holdings,
THE OTHER LOAN PARTIES PARTY HERETO,
THE THIRD PARTY SECURITY PROVIDER,
and
STANDARD CHARTERED BANK,
as Administrative Agent and as Collateral Agent
and
the Lenders signatory hereto.

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This AMENDMENT NO. 9 TO CREDIT AGREEMENT (this “Amendment”), dated as of December 6, 2024, is entered into among NOVELIS INC., a corporation amalgamated under the Canada Business Corporations Act and having its corporate office at One Phipps Plaza, 3550 Peachtree Road Suite 1100, Atlanta, GA 30326, USA (“Novelis Inc.”), as Borrower, NOVELIS ALR ALUMINUM HOLDINGS CORPORATION (f/k/a Aleris Corporation), a Delaware corporation, as Co-Borrower of the Tranche A-2 Term Loans (“ALR Aluminum”), AV MINERALS (NETHERLANDS) N.V., a corporation organized under the laws of the Netherlands (“Holdings”), the other LOAN PARTIES (as defined in the Credit Agreement referred to below), NOVELIS ITALIA S.P.A. (the “Third Party Security Provider”), STANDARD CHARTERED BANK, being a company incorporated in England by Royal Charter 1853, with reference number ZC18 and whose registered office is 1 Basinghall Avenue, London EC2V 5DD, as administrative agent (in such capacity, and together with its successors in such capacity, “Administrative Agent”), and as collateral agent (in such capacity, and together with its successors in such capacity, “Collateral Agent”) under the Credit Agreement referred to below, and the lenders signatory hereto.
RECITALS
WHEREAS, Novelis Inc., ALR Aluminum, the other Loan Parties from time to time party thereto, the Administrative Agent, the Collateral Agent and the Lenders from time to time party thereto, entered into that certain Credit Agreement, dated as of January 10, 2017 (as amended, supplemented, restated or otherwise modified prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”);
WHEREAS, on March 20, 2024, Novelis Inc. made a $100 million cash Dividend to Holdings, in each case in a manner permitted under the Credit Agreement;
WHEREAS, at the time of the Dividend of the Specified Initial Cash to Holdings, the Designated Company certified to the Administrative Agent that the Dividend of the Specified Initial Cash from Holdings to Hindalco was permitted under the Credit Agreement;
WHEREAS, Holdings did not distribute the Specified Initial Cash to Hindalco, and such cash remains at Holdings as of the date hereof;
WHEREAS, Novelis Inc. has requested amendments to the Credit Agreement as herein set forth;
WHEREAS, Novelis Inc., ALR Aluminum, the other Loan Parties, the Third Party Security Provider, the Administrative Agent, the Collateral Agent and the Lenders party hereto (which Lenders constitute the Required Lenders under the Credit Agreement), have agreed to amend the Credit Agreement on the terms and subject to the conditions herein provided;
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and
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receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
Section 1.    Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement.
Section 2.    Amendments; Authorization.
2.01    Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(i)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:
“Excluded Holdings Cash” shall mean Hindalco Contributed Cash and Novelis Distributed Cash.
“Excluded Holdings Investment” shall mean any Investment by Holdings (other than any Investment in the Designated Company or any of its Subsidiaries; and not, for the avoidance of doubt, the incurrence or issuance of Indebtedness by Holdings) funded solely with Excluded Holdings Cash.”
“Hindalco Contributed Cash” shall mean any cash received by Holdings from Hindalco or any of its Affiliates (other than a Company), whether pursuant to an equity contribution or other Investment (solely to the extent that such Investment would not constitute Indebtedness of Holdings), so long as such cash is (i) used to fund an Excluded Holdings Investment or (ii) otherwise used in the business of the Companies, in the case of this clause (ii), in a manner not prohibited by the Loan Documents.
“Novelis Distributed Cash” shall mean (a) the Specified Initial Cash, and (b) any cash received by Holdings from one or more Specified Permitted Dividends from the Designated Company, so long as such cash is (i) used to fund an Excluded Holdings Investment or (ii) otherwise used in the business of the Companies, in the case of this clause (ii), in a manner not prohibited by the Loan Documents.
“Specified Initial Cash” shall mean cash in the amount of $100 million received by Holdings from the Designated Company on March 20, 2024.
“Specified Permitted Dividend” shall mean a Dividend by the Designated Company to Holdings, solely to the extent that (i) such Dividend, at the time it is made, and assuming for purposes of this definition that it was made by Holdings to Hindalco, is not prohibited by the Loan Documents and (ii) the Designated Company certifies to the Administrative Agent as to the foregoing, which
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certification shall specify the amount and date of such Dividend, and the provision in Section 6.08 that it is using and complying with to make such Dividend.”.
(ii)    The definition of “Excluded Property” in Section 1.01 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (o), inserting the word “and” at the end of clause (p), and inserting the following as a new clause (q) immediately following clause (p):
“(q) except as otherwise provided in Section 6.15(a), all property of Holdings other than Equity Interests of the Designated Company.”.
(iii)    The definition of “Restricted Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended by adding the following at the end of clause (i) thereof: “or any Excluded Holdings Investment”.
(iv)    The definition of “Series of Cash Neutral Transactions” in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding the foregoing, for purposes of this definition and the definition of Initiating Company, references to “Companies” and “Company” herein excludes Holdings, and, for the avoidance of doubt, Holdings, and the assets of Holdings, shall not be included in any Series of Cash Neutral Transactions.”.
(v)    The first paragraph of Article VI of the Credit Agreement is hereby amended and restated as follows:
“Each Loan Party warrants, covenants and agrees with each Lender that, from and after the Closing Date, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document have been paid in full, unless the Required Lenders (and such other Lenders whose consent may be required under Section 11.02) shall otherwise consent in writing, no Loan Party (with respect to Section 6.08 only, other than Holdings) will, nor will Holdings or any other Loan Party cause or permit any Restricted Subsidiaries to:”.
(vi)    Section 6.01 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding anything to the contrary contained in this Section 6.01, Holdings shall not incur, create, assume or permit to exist, directly or indirectly, any Indebtedness of Holdings, other than Indebtedness under Section 6.01(a); (b)(ii) (solely in the form of Contingent Obligations in respect thereof); (i)(i) (solely as it relates to Contingent Obligations in respect of obligations under clause (b)(ii), (l), (v), (w) and (dd)); (j); (l) (solely in the form of Contingent Obligations in respect thereof); (r) (other than any such Indebtedness in respect of
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any Cash Pooling Arrangement or other pooled account arrangements and netting arrangements); (v) (solely in the form of Contingent Obligations in respect thereof); (w) (solely in the form of Contingent Obligations in respect thereof); and (dd) (solely in the form of Contingent Obligations in respect thereof).”.
(vii)    Section 6.02 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding anything to the contrary contained in this Section 6.02, Holdings shall not incur, create, assume or permit to exist, directly or indirectly, any Lien on any property now owned or hereafter acquired by Holdings or on any income or revenues or rights in respect of any thereof, other than Liens under Section 6.02(a) (solely to the extent relating to Taxes of Holdings); (e) (solely to the extent relating to a judgment against Holdings); (j) (solely to the extent securing obligations owed by Holdings); (k) (solely to the extent that such Liens do not attach to assets of Holdings that would constitute Excluded Property hereunder (unless such assets cease to constitute Excluded Property prior to the time any such Lien is granted, and so long as a Lien over such assets is granted in favor of the Collateral Agent to secure the Secured Obligations substantially concurrently therewith)); (o) (solely in the case of Liens securing refinancings of Indebtedness secured by any Lien permitted by clause (k) of Section 6.02); and (cc) (solely to the extent securing obligations owed by Holdings, and not in respect of any Cash Pooling Arrangement or other pooled account arrangements and netting arrangements)”.
(viii)    Section 6.03 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding anything to the contrary contained in this Section 6.03, Holdings shall not enter into any Sale and Leaseback Transaction.”.
(ix)    Section 6.04 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding anything to the contrary contained in this Section 6.04, Holdings shall not, directly or indirectly, make any Investment, other than Investments under Section 6.04(c)(ii) and (iii) (solely to the extent constituting a transaction that Holdings would be permitted to make under this Agreement), (i) (so long as such Investment does not result, directly or indirectly, in the incurrence of Indebtedness or any Contingent Obligations by Holdings or any other Person); (q) (solely as it relates to Contingent Obligations permitted by Section 6.01(i)); and (dd).”.
(x)    Section 6.04 of the Credit Agreement is hereby further amended by deleting the word “and” at the end of clause (bb), inserting the word “and” at the end of clause (cc), and inserting the following as a new clause (dd) immediately following clause (cc):
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“(dd) any Excluded Holdings Investment;”.
(xi)    Section 6.05 of the Credit Agreement is hereby amended by adding the following clause (h) at the end thereof:
“(h)    Notwithstanding anything to the contrary contained in this Section 6.05, Holdings shall not wind up, liquidate or dissolve its affairs or enter into any transaction of merger, amalgamation or consolidation (or agree to do any of the foregoing at any future time).”.
(xii)    Section 6.06 of the Credit Agreement is hereby amended by:
(A)    amending and restating clause (u) thereof as follows:
“(u) to the extent constituting an Asset Sale, (i) the Ulsan Share Sale, (ii) a Qualified IPO, (iii) a Qualified Borrower IPO, and (iv) any Excluded Holdings Investment;”; and
(B)    adding the following sentences at the end thereof:
“Notwithstanding anything to the contrary contained in this Section 6.06, Holdings shall not, directly or indirectly, effect any Asset Sale, other than Asset Sales under Section 6.06(f) (solely to the extent constituting a transaction that Holdings would be permitted to make under this Agreement); (o) (but subject to the limitations set forth in the last sentence of Section 6.04); (p)(A); (u)(ii), (iii) and (iv).”.
(xiii)    Section 6.07 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding anything to the contrary contained in this Section 6.07, Holdings shall not be or become a party to any existing or new pooled account, netting agreement or any Cash Pooling Arrangement or incur any fees, costs, expenses, indemnification obligations or other obligations in respect of any of the foregoing.”.
(xiv)    Section 6.08 of the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit A hereto.
(xv)    Section 6.09(d) of the Credit Agreement is hereby amended and restated as follows:
“reasonable and customary director, officer and employee compensation (including bonuses) and other benefits (including retirement, health, stock option and other benefit plans) and indemnification arrangements, in each case approved by the Board of Directors of the Designated Company, and solely to the extent attributable to the ownership or operation of the Borrower and its Subsidiaries;”.
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(xvi)    Section 6.09 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding anything to the contrary contained in this Section 6.09, with respect to any transactions with Affiliates of any Company involving Holdings, such transactions shall only be permitted under this Section 6.09 to the extent that Holdings would not be prohibited from entering into and consummating such transaction pursuant to the last sentence of each of Sections 6.01, 6.02, 6.03, 6.04, 6.05, 6.06, 6.07, or 6.12, 6.13, 6.15; the definition of Series of Cash Neutral Transactions; or Section 6.09(a), (f), (g), (k), (n) or (o).”.
(xvii)    Section 6.09 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (m), inserting the word “and” at the end of clause (n), and inserting the following as a new clause (o) immediately following clause (n):
“(o) any Excluded Holdings Investment;”.
(xviii)    Section 6.12 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding anything to the contrary contained in this Section 6.12, Holdings shall not permit any Subsidiary (other than the Companies) or any Excluded Holdings Investment to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary of the Designated Company to take any of the actions described in clauses (a), (b) and (c) in the first sentence of this Section 6.12.”.
(xix)    Section 6.13 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding anything to the contrary contained in this Section 6.13, Holdings shall not Issue or permit the Designated Company to issue any Disqualified Capital Stock.”.
(xx)    Section 6.15(a)(i) of the Credit Agreement is hereby amended by deleting clause (z) therefrom.
(xxi)    Section 6.15(a) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding anything to the contrary contained in Section 6.15(a), Holdings shall not make or borrow any intercompany loans to or from any other Company (whether pursuant to Section 6.15(a)(ii) or (iii) or otherwise), in each case unless arrangements reasonably satisfactory to the Collateral Agent shall have been made to pledge the note, loan agreement, and rights in respect of such
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intercompany loan and the rights to payment in respect thereof, and upon such pledge, such assets shall not constitute Excluded Property.”.
(xxii)    Section 6.15(a) of the Credit Agreement is hereby further amended by deleting the “.” at the end thereof and replacing it with the following:
“; provided, that the foregoing shall not prohibit Holdings from acquiring, holding, making or managing any Excluded Holdings Investment.”.
Section 3.    Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied, or duly waived by the Lenders party hereto and the Agents party hereto:
(a)    Executed Amendment. The Administrative Agent shall have received this Amendment, duly executed by each of the Loan Parties, the Third Party Security Provider, the Lenders party hereto (which constitute the Required Lenders under the Credit Agreement), the Administrative Agent and the Collateral Agent.
(b)    Representations and Warranties. Each of the representations and warranties contained in Section 4 below and in any other Loan Document shall be true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) on and as of the date hereof.
(c)    No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment.
Section 4.    Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent, the Collateral Agent and each Lender as follows:
(a)    After giving effect to this Amendment, each of the representations and warranties in the Amended Credit Agreement or in any other Loan Document are true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) as of such earlier date.
(b)    The execution and delivery by Novelis Inc., ALR Aluminum, the other Loan Parties and the Third Party Security Provider of this Amendment, and the performance of this Amendment and the Amended Credit Agreement by Novelis Inc., ALR Aluminum, the other Loan Parties and the Third Party Security Provider (as applicable), in each case have been duly
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authorized by all requisite organizational action on its part and will not violate any of its Organizational Documents.
(c)    This Amendment has been duly executed and delivered by Novelis Inc., ALR Aluminum, the other Loan Parties and the Third Party Security Provider, and each of this Amendment and the Amended Credit Agreement constitutes Novelis Inc.’s, ALR Aluminum’s, the other Loan Parties’ and the Third Party Security Provider’s, as applicable, legal, valid and binding obligation, enforceable against it in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.
(d)    After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.
Section 5.    Authorization of Lien Releases.
(a)    The Collateral Agent is hereby authorized by the Required Lenders to release any Lien on any assets of Holdings that, after giving effect to this Amendment, constitutes Excluded Property and to execute and deliver any lien releases, instruments or other documents, and to make any filings, reasonably requested by Holdings in order to give effect to such release.
Section 6.    Continuing Effect; Liens and Guarantees; No Novation.
(a)    Each of the Loan Parties and the Third Party Security Provider hereby consents to this Amendment and the Amended Credit Agreement. Each of the Loan Parties and the Third Party Security Provider hereby acknowledges and agrees that all of its Secured Obligations, including all Liens and (in the case of the Loan Parties) Guarantees granted to the Secured Parties under the applicable Loan Documents, are ratified and reaffirmed and that such Liens and Guarantees shall continue in full force and effect on and after Amendment Effective Date to secure and support the Secured Obligations. Each of the Loan Parties hereby further ratifies and reaffirms the validity, enforceability and binding nature of the Secured Obligations.
(b)    Holdings and each Subsidiary Guarantor hereby (i) acknowledges and agrees to the terms of this Amendment and the Amended Credit Agreement and (ii) confirms and agrees that, each of its Guarantee and any Foreign Guarantee is, and shall continue to be, in full force and effect, and shall apply to all Secured Obligations without defense, counterclaim or offset of any kind and each of its Guarantee and any such Foreign Guarantee is hereby ratified and confirmed in all respects. Each of Novelis Inc. and ALR Aluminum hereby confirms its liability for the Secured Obligations, without defense, counterclaim or offset of any kind.
(c)    Each of Novelis Inc., ALR Aluminum, the other Loan Parties and the Third Party Security Provider hereby ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted by it to the Collateral Agent for the benefit of the Secured Parties to secure any of the Secured Obligations by Holdings, Novelis Inc., ALR Aluminum, any other Loan Party and the Third Party Security Provider pursuant to the Loan Documents to which any of Holdings, Novelis Inc., ALR
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Aluminum, any other Loan Party or the Third Party Security Provider is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, and except as expressly amended by this Amendment, each such Loan Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Amended Credit Agreement.
(d)    Without limiting the generality of this Section 6 or Section 7, (i) neither this Amendment, the Amended Credit Agreement, nor any other Loan Document entered into in connection herewith or therewith, shall extinguish the “Secured Obligations” (or any term of like import) as defined or referenced in each Security Agreement, or the “Secured Obligations” under and as defined in the Credit Agreement (collectively, the “Loan Document Secured Obligations”), or discharge or release the priority of any Loan Document, and any security interest previously granted pursuant to each Loan Document is hereby reaffirmed and each such security interest continues in effect and secures the Loan Document Secured Obligations, (ii) nothing contained herein, in the Amended Credit Agreement or any other Loan Document entered into in connection herewith or therewith shall be construed as a substitution or novation of all or any portion of the Loan Document Secured Obligations or instruments securing any of the foregoing, which shall remain in full force and effect and shall continue as obligations under the Amended Credit Agreement, and (iii) nothing implied in this Amendment, the Amended Credit Agreement or any other Loan Document entered into in connection herewith or therewith, or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Loan Party or the Third Party Security Provider from any of its Loan Document Secured Obligations, it being understood that such obligations shall continue as obligations under the Amended Credit Agreement.
Section 7.    Reference to and Effect on the Loan Documents.
(a)    Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement and the other Loan Documents (including all exhibits and schedules to each of the Credit Agreement and the other Loan Documents) are and shall remain in full force and effect and are hereby ratified and confirmed. The amendments provided for herein are limited to the specific provisions of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or any Lender’s willingness to amend or waive, any other provisions of the Credit Agreement, as amended hereby, or the same sections or any provision of any other Loan Document for any other date or purpose.
(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document except as and to the extent expressly set forth herein.
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(c)    The execution and delivery of this Amendment by any Loan Party or Third Party Security Provider shall not constitute a joinder by, or agreement to be bound by the terms of, any Loan Document to which such Loan Party or Third Party Security Provider is not a party.
(d)    This Amendment shall constitute a Loan Document.
Section 8.    Further Assurances; Post-Closing Requirements.
(a)    Novelis Inc., ALR Aluminum, Holdings, each other Loan Party and the Third Party Security Provider hereby agrees to execute any and all further documents, agreements and instruments and take all further actions that the Administrative Agent deems reasonably necessary or advisable in connection with this Amendment, including to continue and maintain the effectiveness of the Liens and guarantees provided for under the Loan Documents, with the priority contemplated under the Loan Documents. The Administrative Agent and the Collateral Agent are hereby authorized by the Lenders to enter into all such further documents, agreements and instruments, and to file all financing statements deemed by the Administrative Agent to be reasonably necessary or advisable in connection with this Amendment.
Section 9.    Counterparts.
(a)    This Amendment and any notices delivered under this Amendment, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment or on any notice delivered to the Administrative Agent under this Amendment.
(b)    This Amendment and any notices delivered under this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy or electronic image scan transmission (e.g., PDF via electronic email) of an executed signature page and any notices as set forth herein shall constitute receipt by the Administrative Agent and shall be as effective as delivery of a manually executed counterpart of the Amendment or notice.
Section 10.    Governing Law. This Amendment and any dispute, claim, counterclaim or cause of action arising hereunder or relating hereto (whether in contract, tort or otherwise and in law or equity) and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without regard
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to conflicts of law principles that would require the application of the laws of another jurisdiction.
Section 11.    Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
Section 12.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
Section 13.    Submission to Jurisdiction; Waiver of Venue. Sections 11.09(b) and (c) of the Credit Agreement are hereby incorporated by reference mutatis mutandis.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized signatories, officers or members on the date first indicated above.

NOVELIS INC., as the Designated Company and the Borrower
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
AV MINERALS (NETHERLANDS) N.V., as Holdings and a Dutch Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney
NOVELIS CORPORATION, as a U.S. Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
NOVELIS GLOBAL EMPLOYMENT ORGANIZATION, INC., as a U.S. Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[Signature Page to Amendment No. 9 to Credit Agreement]

NOVELIS SOUTH AMERICA HOLDINGS LLC, as a U.S. Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
NOVELIS HOLDINGS INC., as a U.S. Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[Signature Page to Amendment No. 9 to Credit Agreement]

NOVELIS UK LTD, as a U.K. Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney
NOVELIS EUROPE HOLDINGS LIMITED,
as a U.K. Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney
NOVELIS SERVICES LIMITED,
as a U.K. Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney

[Signature Page to Amendment No. 9 to Credit Agreement]

NOVELIS AG, as a Swiss Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
NOVELIS SWITZERLAND SA,
as a Swiss Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[Signature Page to Amendment No. 9 to Credit Agreement]

4260848 CANADA INC., as a Canadian Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
4260856 CANADA INC., as a Canadian Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
8018227 CANADA INC., as a Canadian Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[Signature Page to Amendment No. 9 to Credit Agreement]

SIGNED AND DELIVERED AS A DEED
for and on behalf of NOVELIS ALUMINIUM HOLDING UNLIMITED COMPANY by its lawfully appointed attorney, as Irish Guarantor in the presence of:
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney
witness:
By:    /s/ Kristine Galinis
Name:    Kristine Galinis
Title:    Executive Assistant

Address:    3550 Peachtree Rd NE, Suite 1100
    Atlanta, GA 30326

Occupation: Executive Assistant

[Signature Page to Amendment No. 9 to Credit Agreement]

NOVELIS DEUTSCHLAND GMBH,
as a German Guarantor
By:    /s/ Siegfried Adloff
Name:    Siegfried Adloff
Title:    Managing Director
[Signature Page to Amendment No. 9 to Credit Agreement]

NOVELIS SHEET INGOT GMBH,
as a German Guarantor
By:    /s/ Peter Haycock
Name:    Peter Haycock
Title:    Managing Director

[Signature Page to Amendment No. 9 to Credit Agreement]

NOVELIS DO BRASIL LTDA.,
as Brazilian Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney-in-Fact
witness:
By:    /s/ Kristine Galinis
Name:    Kristine Galinis
Title:    Executive Assistant
witness:
By:    /s/ Chirag Shah
Name:    Chirag Shah
Title:    VP, Deputy General Counsel

[Signature Page to Amendment No. 9 to Credit Agreement]

NOVELIS PAE S.A.S., as French Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney-in-Fact

[Signature Page to Amendment No. 9 to Credit Agreement]

NOVELIS MEA LTD, a Company Limited by Shares under the Companies Law of the Dubai International Financial Centre, as Dubai Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[Signature Page to Amendment No. 9 to Credit Agreement]

NOVELIS ALR ALUMINUM HOLDINGS CORPORATION, as a Co-Borrower and a U.S. Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS ALR INTERNATIONAL, INC., as a U.S. Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS ALR ROLLED PRODUCTS, INC., as a U.S. Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS ALR ASSET MANAGEMENT CORPORATION, as a U.S. Guarantor

By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS ALR ROLLED PRODUCTS, LLC, as a U.S. Guarantor

By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[Signature Page to Amendment No. 9 to Credit Agreement]

NOVELIS ALR ROLLED PRODUCTS SALES CORPORATION, as a U.S. Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS ALR RECYCLING OF OHIO, LLC, as a U.S. Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS ALR ALUMINUM-ALABAMA, LLC, as a U.S. Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

NOVELIS ALR ALUMINUM, LLC, as a U.S. Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[Signature Page to Amendment No. 9 to Credit Agreement]

NOVELIS DEUTSCHLAND HOLDING GMBH, as a German Guarantor By: /s/ Roland Leder Name: Roland Leder Title: Managing Director

[Signature Page to Amendment No. 9 to Credit Agreement]

NOVELIS CASTHOUSE GERMANY GMBH, as a German Guarantor By: /s/ Nils Leonhardt Name: Nils Leonhardt Title: Managing Director

[Signature Page to Amendment No. 9 to Credit Agreement]

NOVELIS KOBLENZ GMBH, as a German Guarantor By: /s/ Nils Leonhardt Name: Nils Leonhardt Title: Managing Director

[Signature Page to Amendment No. 9 to Credit Agreement]

NOVELIS NETHERLANDS B.V., as a Dutch Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney

[Signature Page to Amendment No. 9 to Credit Agreement]

NOVELIS ITALIA S.P.A., as Third Party Security Provider
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[Signature Page to Amendment No. 9 to Credit Agreement]

STANDARD CHARTERED BANK, as Administrative Agent and as Collateral Agent
By:	/s/ Gian Moreira
Name: Gian Moreira Title: Director

[Signature Page to Amendment No. 9 to Credit Agreement]

AXIS BANK LIMITED IFSC BANKING UNIT (IBU) GIFT CITY
By:	/s/ Mahesh Muchhal
Name: Mahesh Muchhal Title: Authorized Signatory

For, AXIS BANK LTD. (IFSC BANKING UNIT) GIFT CITY
By:	/s/ Vivek Srivastava
Name: Vivek Srivastava Title: CEO

[Signature Page to Amendment No. 9 to Credit Agreement]

AXIS BANK LIMITED, DIFC BRANCH DUBAI

By:    /s/ Avinash Kalaiah
Name:     Avinash Kalaiah
Title:    Chief Executive Officer Axis Bank Ltd,
DIFC Branch

[Signature Page to Amendment No. 9 to Credit Agreement]

BNP Paribas

By:    /s/ Shalen Shivpuri
Name:     Shalen Shivpuri
Title:    Co-Head Loans & Specialized
Finance APAC, Co-Head Low Carbon
Transition Group APAC

By:    /s/ Dominic Pan
Name:     Dominic Pan
Title:    Managing Director, Head Loans &
Specialized Finance - Energy & Natural
Resources Low Carbon Transition Group

[Signature Page to Amendment No. 9 to Credit Agreement]

CITIBANK N.A.
By:	/s/ Kewen Xie
Name: Kewen Xie Title: Vice President

[Signature Page to Amendment No. 9 to Credit Agreement]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, HONG KONG BRANCH (INCORPORATED IN FRANCE WITH LIMITED LIABILITY)
By:	/s/ Kenneth Lee
Name: Kenneth Lee Title: Head of AFA and LTFG, Asia

[Signature Page to Amendment No. 9 to Credit Agreement]

FIRST ABU DHABI BANK USA N.V.

By:    /s/ David Young
Name:     David Young
Title:    Head of Structured Finance -
USA

By:    /s/ Pamela Sigda
Name:     Pamela Sigdag
Title:    CFO

[Signature Page to Amendment No. 9 to Credit Agreement]

ICICI BANK CANADA

By:    /s/ Lester Fernandes
Name:     Lester Fernandes
Title:    Head – Corporate & Commercial
Banking ICICI Bank Canada

By:    /s/ Jigar Jain
Name:     Jigar Jain
Title:    Chief Risk Officer ICICI Bank
Canada

[Signature Page to Amendment No. 9 to Credit Agreement]

ING Bank N.V., SINGAPORE BRANCH

By:    /s/ Paul Verwijmeren        /s/ Milly Tan
Name:     Paul Verwijmeren    Milly Tan
Title:    Managing Director    Director

[Signature Page to Amendment No. 9 to Credit Agreement]

JPMORGAN CHASE BANK, N.A.

By:    /s/ Ahmed Ali
Name:     Ahmed Ali
Title:    VP

[Signature Page to Amendment No. 9 to Credit Agreement]

STANDARD CHARTERED BANK

By:    /s/ Ambrish Mathur
Name:     Ambrish Mathur
Title:    Head of Global Subsidiaries, Americas
[Signature Page to Amendment No. 9 to Credit Agreement]

STATE BANK OF INDIA, NEW YORK BRANCH

By:    /s/ Gangeshwar Jha
Name:     Gangeshwar Jha
Title:    Vice President & Head (Credit)
State Bank of India, New York

[Signature Page to Amendment No. 9 to Credit Agreement]

Exhibit A
Section 6.08 Dividends
Section 6.08    Dividends. Declare or pay, directly or indirectly, any Dividends, except that the following shall be permitted:
(a)    Dividends by the Designated Company or any of its Restricted Subsidiaries to the Designated Company or any Loan Party that is a Wholly Owned Subsidiary of the Designated Company;
(b)    (i) Dividends by any Subsidiary of the Designated Company that is not a Loan Party to any Wholly Owned Subsidiary of the Designated Company that is not a Loan Party and (ii) cash Dividends by any Subsidiary of the Designated Company that is not a Loan Party to the holders of its Equity Interests on a pro rata basis;
(c)    (A) to the extent actually used by Holdings to pay such franchise taxes; costs; expenses; and fees, payments by the Designated Company to or on behalf of Holdings in an amount sufficient to pay franchise taxes; costs; expenses; and other fees solely required to maintain the legal existence of Holdings, (B) payments by the Designated Company to or on behalf of Holdings in an amount sufficient to pay out-of-pocket legal, accounting and filing costs and other expenses in the nature of overhead in the ordinary course of business of Holdings, and (C) management, consulting, monitoring and advisory fees and related expenses and termination fees pursuant to a management agreement with one or more Specified Holders relating to the Designated Company (collectively, the “Management Fees”), in the case of clauses (A), (B) and (C) in an aggregate amount not to exceed in any calendar year the greater of (i) $20,000,000 and (ii) 1.5% of the Designated Company’s Consolidated EBITDA in the prior calendar year;
(d)    the Designated Company may pay cash Dividends to the holders of its Equity Interests in an amount not to exceed:
(i)    so long as (A) the Consolidated Interest Coverage Ratio, as of the last day of the four consecutive fiscal quarter period of the Designated Company then last ended for which financial statements have been (and are required to have been) delivered under Section 5.01(a) or (b), calculated on a Pro Forma Basis after giving effect to such Dividends and any related Indebtedness, would exceed 2.0 to 1.0 and (B) the Senior Secured Net Leverage Ratio as of the last day of the four consecutive fiscal quarter period of the Designated Company then last ended for which financial statements have been (and are required to have been) delivered under Section 5.01(a) or (b), calculated on a Pro Forma Basis after giving effect to such Dividends and any related Indebtedness, would not exceed 3.50 to 1.00, the then available Cumulative Credit;
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(ii)    so long as (A) the Total Net Leverage Ratio, as of the last day of the four consecutive fiscal quarter period of the Designated Company then last ended for which financial statements have been (and are required to have been) delivered under Section 5.01(a) or (b), calculated on a Pro Forma Basis after giving effect to such Dividends, would not exceed 4.0 to 1.0, (B) Liquidity after giving effect to such Dividend shall be greater than or equal to $750,000,000, and (C) the Senior Secured Net Leverage Ratio as of the last day of the four consecutive fiscal quarter period of the Designated Company then last ended for which financial statements have been (and are required to have been) delivered under Section 5.01(a) or (b), calculated on a Pro Forma Basis after giving effect to such Dividends and any related Indebtedness, would not exceed 3.50 to 1.00, the then available Annual Credit; and
(iii)    so long as (A) the Total Net Leverage Ratio, as of the last day of the four consecutive fiscal quarter period of the Designated Company then last ended for which financial statements have been (and are required to have been) delivered under Section 5.01(a) or (b), calculated on a Pro Forma Basis after giving effect to such Dividends and any related Indebtedness, would not exceed 3.5 to 1.0 and (B) the Senior Secured Net Leverage Ratio as of the last day of the four consecutive fiscal quarter period of the Designated Company then last ended for which financial statements have been (and are required to have been) delivered under Section 5.01(a) or (b), calculated on a Pro Forma Basis after giving effect to such Dividends and any related Indebtedness, would not exceed 3.50 to 1.00, such additional amounts as the Designated Company may determine (the cumulative amount of Dividends made after the Closing Date under this clause (iii) at any time that the Total Net Leverage Ratio, as of the last day of the four consecutive fiscal quarter period of the Designated Company then last ended for which financial statements have been (and are required to have been) delivered under Section 5.01(a) or (b), calculated on a Pro Forma Basis after giving effect to such Dividends, would exceed 2.0 to 1.0, referred to as the “Dividend Recapture Amount”);
provided that (x) the Dividends described in this clause (d) shall not be permitted if a Default is continuing at the date of declaration or payment thereof or would result therefrom and (y) with respect to any Dividend in an aggregate amount in excess of $50,000,000, on or prior to the date of any such Dividend pursuant to this Section 6.08(d), the Designated Company shall deliver to the Administrative Agent an Officer’s Certificate specifying which clause of this Section 6.08(d) such Dividend is being made pursuant to and calculating in reasonable detail the amount of the Cumulative Credit or Annual Credit, as applicable, immediately prior to such election and the amount thereof elected to be so applied (in the case of Dividends pursuant to clause (i) and (ii) above) and the Total Net Leverage Ratio, the Senior Secured Net Leverage Ratio and the Consolidated Interest Coverage Ratio referred to above and, in the case of Dividends pursuant to clause (ii) above, the amount of Liquidity referred to therein;
(e)    to the extent constituting a Dividend, payments permitted by Section 6.09(d) that do not relate to Equity Interests;
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(f)    [intentionally omitted];
(g)    so long as the Senior Secured Net Leverage Ratio as of the last day of the four consecutive fiscal quarter period of the Designated Company then last ended for which financial statements have been (and are required to have been) delivered under Section 5.01(a) or (b), calculated on a Pro Forma Basis after giving effect to such Dividends and any related Indebtedness, would not exceed 3.50 to 1.00, the Designated Company may pay additional cash Dividends to the holders of its Equity Interests in an aggregate amount not to exceed (i) $125,000,000 after the Closing Date minus (ii) the amount of Investments made in reliance on Section 6.04(r)(v); provided that the Dividends described in this clause (g) shall not be permitted if a Default is continuing at the date of declaration or payment thereof or would result therefrom;
(h)    Dividends by any Subsidiary of the Designated Company to the Designated Company or any of its Restricted Subsidiaries that are part of a Series of Cash Neutral Transactions; provided no Default has occurred and is continuing;
(i)    following a Qualified IPO, Dividends paid to Holdings or, in the case of a Qualified Borrower IPO, its other equity holders, of up to 10% of the net cash proceeds received by (or contributed to the capital of) the Designated Company in or from such Qualified IPO or Qualified Borrower IPO in any fiscal year; and
(j)    Dividends to repurchase Equity Interests of the Borrower or any direct or indirect parent entity from current or former officers, directors or employees of the Designated Company or any of its Restricted Subsidiaries or any direct or indirect parent entity (or permitted transferees of such current or former officers, directors or employees) (only to the extent attributable to the Borrower or any of its Subsidiaries); provided, however, that the aggregate amount of such repurchases shall not exceed (i) $20,000,000 in any calendar year prior to completion of a Qualified IPO or Qualified Borrower IPO, or (ii) $30,000,000 in any calendar year in which a Qualified IPO or Qualified Borrower IPO occurs or any calendar year commencing following completion of a Qualified IPO or Qualified Borrower IPO (with unused amounts in any calendar year being permitted to be carried over for the next two succeeding calendar years); provided, further, that such amount in any calendar year may be increased by an amount not to exceed (x) the cash proceeds received by the Designated Company or any of its Restricted Subsidiaries from the sale of Equity Interests of the Borrower, Holdings or any parent entity to officers, directors or employees (to the extent contributed to the Designated Company (excluding any portion thereof included in the Cumulative Credit)), plus (y) the cash proceeds of key man life insurance policies in such calendar year.

1153468.04A-CHISR01A - MSW